                         PLEDGE AND SECURITY AGREEMENT

     PLEDGE AND SECURITY AGREEMENT (this .Agreement.) dated as of February 28, 1998 between MRS. FIELDS ORIGINAL COOKIES, INC., a Delaware corporation ("Debtor"), and LASALLE NATIONAL BANK, a national banking association (the "Secured Party").

                             W I T N E S S E T H:

     WHEREAS, on the date hereof, Debtor has entered into that certain Amended and Restated Loan Agreement of even date herewith (the same, as it may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the "Loan Agreement") between Debtor and Secured Party, as lender, providing for the Secured Party to make available to the Debtor certain revolving credit facilities (collectively, the "Loans") on the terms and conditions set forth therein (the Loans, together with all other "Obligations" as defined in the Loan Agreement, are collectively referred to herein as the "Obligations"); and

     WHEREAS, to induce the Secured Party to enter into the Loan Agreement and make the Loans thereunder, Debtor has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Obligations;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Definitions.  Capitalized terms used herein without definition
                 -----------
and defined in the Loan Agreement are used herein as defined therein. In addition, as used herein:

          "Accounts" means any "account," as such term is defined in the Uniform
           --------
     Commercial Code.

          "Chattel Paper" means any "chattel paper," as such term is defined in
           -------------
     the Uniform Commercial Code.

          "Collateral" has the meaning ascribed thereto in Section 3 hereof.
           ----------

          "Contracts" means all contracts, undertakings, or other agreements
           ---------
     (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

          "Documents" means any "documents," as such term is defined in the
           ---------
     Uniform Commercial Code, and shall include, without limitation, all documents of title (as defined in the Uniform Commercial Code) or other receipts evidencing or representing Inventory or Equipment.

          "Equipment" means any "equipment," as such term is defined in the
           ---------
     Uniform Commercial Code.

          "Financial Asset" means any "financial asset," as such term is
           ---------------
     defined in the Uniform Commercial Code.

          "Fixtures" means any "fixtures," as such term is defined in the
           --------
     Uniform Commercial Code.

          "General Intangibles" means any "general intangibles," as such term
           -------------------
     is defined in the Uniform Commercial Code, and, in any event, shall include, without limitation, all right, title and interest in or under any Contracts, models, drawings, materials and records, claims, goodwill and rights of indemnification.

          "Goods" means any "goods," as such term is defined in the Uniform
           -----
     Commercial Code.

          . Indebtedness. means Indebtedness as defined in the Loan Agreement.
            ------------

          "Instruments" means any "instrument," as such term is defined in the
           -----------
     Uniform Commercial Code, and shall include, without limitation, promissory notes, drafts, bills of exchange, trade acceptances, letters of credit, and Chattel Paper.

          "Inventory" means any "inventory," as such term is defined in the
           ---------
     Uniform Commercial Code.

          "Investment Property" means any "investment property," as such term
           -------------------
     is defined in the Uniform Commercial Code.

          "Liabilities" means, collectively, the Obligations and all
           -----------
     obligations, liabilities and Indebtedness of Debtor under or in respect of this Agreement.

          "Motor Vehicles" means motor vehicles, tractors, trailers and other
           --------------
     like property, whether or not the title thereto is governed by a certificate of title or ownership.

          "Permitted Liens" means Permitted Liens as defined in the Loan
           ---------------
     Agreement.

          "Person" means and includes an individual, a partnership, a joint
           ------
     venture,
     a corporation, a limited liability company, a trust, an unincorporated organization or a government or any department or agency thereof.

          "Pledged Instruments" has the meaning ascribed thereto in Section
           -------------------
     3(b) hereof.

          "Pledged Stock" has the meaning ascribed thereto in Section 3(a)
           -------------
     hereof.

          "Proceeds" means "proceeds," as such term is defined in the Uniform
           --------
     Commercial Code and, in any event, includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (c) any and all other amounts from time to time paid or payable under, in respect of or in connection with any of the Collateral.

          "Security" means any "security," as such term is defined in the
           --------
     Uniform Commercial Code.

          "Stock Collateral" has the meaning ascribed thereto in Section 3(a)
           ----------------
     hereof.

          "Uniform Commercial Code" means the Uniform Commercial Code as in
           -----------------------
     effect from time to time in the State of Illinois.

     Section 2.  Representations, Warranties and Covenants of Debtor.  Debtor
                 ---------------------------------------------------
represents and warrants to, and covenants with, the Secured Party as follows:


          (a) Debtor is the owner of the Collateral in which it purports to grant a security interest pursuant to Section 3 hereof (subject, with respect to after-acquired Collateral, to Debtor's acquiring the same) and no Lien other than Permitted Liens exists or will exist upon such Collateral at any time;

          (b) the pledge and security interest granted hereunder in favor of the Secured Party is a first priority (subject to Permitted Liens) perfected pledge and security interest in and to all of the Collateral (subject, with respect to after-acquired Collateral, to Debtor's acquiring the same);

          (c)  the Pledged Stock evidenced by the certificates identified in
     Exhibit I hereto is, and all other Pledged Stock in which Debtor shall
     ---------
     hereafter grant a security interest pursuant to Section 3 hereof will be, duly authorized, validly existing, fully paid and non-assessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter or by-laws of the issuer of such Pledged Stock, upon the transfer of such Pledged Stock (except for any such restriction contained herein or in the other Loan Documents);

          (d)  the Pledged Instruments identified in Exhibit I hereto
                                                     ---------
     constitute all of the Instruments owned by Debtor on the date hereof (whether or not registered in the name of Debtor) and Exhibit I correctly
                                                           ---------
     identifies, as of the date hereof, the issuer of each Pledged Instrument, the date of issuance thereof, the original amount thereof, the due date thereof and the outstanding balance thereof;

          (e)  all existing collateral is located at the addresses set forth in
     Schedule 1 hereto, and this Agreement is effective to create in favor of
     ----------
     Secured Party a valid security interest in and Lien upon all of the Debtor's right, title and interest in and to the Collateral, and, upon the filing of appropriate Uniform Commercial Code financing statements in the jurisdictions listed on Schedule 2 attached hereto, and upon delivery of
                             ----------
     the Pledged Stock and the Pledged Instruments to the Secured Party, duly endorsed by Debtor or accompanied by stock powers or other appropriate instruments of transfer duly executed by Borrower, such security interest will be duly perfected in all the Collateral; and

          (f) Debtor agrees to deliver to the Secured Party all certificates evidencing any shares of capital stock and all Instruments which Debtor acquires after the date of this Agreement, duly endorsed in blank or accompanied by appropriate stock powers or other instruments of transfer executed in blank by the Debtor, promptly (and in any event within five (5)
     days) upon the Debtor's receipt thereof, and, upon request from the Secured Party, to also promptly deliver to Secured Party an updated Exhibit I to
                                                                 ---------
     this Agreement reflecting such additional Pledged Stock and/or Pledged Instruments.

     Section 3.  Grant of Security Interest.  As collateral security for the
                 --------------------------
prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Liabilities, Debtor hereby pledges and grants to the Secured Party a Lien on and security interest in and to all of Debtor's right, title and interest in the following property and interests in property, whether now owned by Debtor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to as the "Collateral"):
                                                           ----------

          (a) the shares of capital stock evidenced by the certificates identified in Exhibit I hereto under the name of Debtor and all other
                   ---------
     shares of capital stock of whatever class now or hereafter owned or acquired by Debtor, together with the certificates evidencing the same and all other Financial Assets and Investment Property now or hereafter owned by Debtor, including all Securities, together with any certificates evidencing the same (collectively, the "Pledged Stock"), and:
                                             -------------

               (i) all rights and privileges of Debtor with respect to the Pledged Stock, all shares, securities, moneys or property representing a dividend on or proceeds of any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of any of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of any of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, any of the Pledged Stock;

               (ii) without affecting the obligations of Debtor under any provision prohibiting such action hereunder or in the other Loan Documents, in the event of any consolidation or merger in which the issuer of any of the Pledged Stock is not the surviving corporation, all shares of each class of capital stock of the successor corporation formed by or resulting from such consolidation or merger;

     (the Pledged Stock, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to clause (i) or (ii) above or any other provision of this Agreement are herein collectively called the "Stock Collateral");
                                                        ----------------

          (b)  the Instruments identified in Exhibit I hereto and all other
                                             ---------
               Instruments now or hereafter owned or acquired by Debtor (collectively, the "Pledged Instruments"), together with all
                                   -------------------
               payments thereon or thereunder:

          (c)  all Accounts of Debtor;

          (d)  all Inventory of Debtor;

          (e) all General Intangibles of Debtor, including, without limitation, all warranties, rights under insurance policies (including any policy for key man term life insurance as to which Debtor is the beneficiary) and indemnification rights arising out of any Contract to which Debtor is a party;

          (f)  all Equipment of Debtor;

          (g) all Documents of Debtor, including, without limitation, all negotiable and non-negotiable bills of lading;

          (h) all Contracts of Debtor, including without limitation any agreement relating to the sale, use or management of any real property now or hereafter owned or leased by Debtor;

          (i)  all Goods of Debtor;

          (j)  all Fixtures of Debtor;

          (k) all cash of Debtor and all balances from time to time in any bank or depositary account now or hereafter maintained by Debtor; and

          (l) all other tangible and intangible property of Debtor, including, without limitation, all Proceeds, products, accessions, rents, profits, income, benefits, substitutions, additions and replacements of and to any of the property of Debtor described in the preceding clauses of this Section 3 (including, without limitation, any proceeds of insurance thereon and all rights, claims and benefits against any Person relating thereto) and, to the extent related to any property described in said clauses or such Proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs, computer programs, computer files and other papers, documents and records in the possession or under the control of Debtor or any computer bureau or service company from time to time acting for Debtor.


     Section 4.  Covenants; Remedies.  In furtherance of the grant of the pledge
                 -------------------
and security interest pursuant to Section 3 hereof, Debtor hereby agrees with the Secured Party as follows:

       4.1.  Delivery and Other Perfection; Maintenance, Etc.
             -----------------------------------------------

          (a)  Delivery of Securities.  Debtor shall, if any of the
               ----------------------
     above-described shares, securities, moneys or property required to be pledged by Debtor under clause (a) of Section 3 hereof are received by or issued in the name of Debtor, subject to the provisions of Section 4.4(b) hereof, forthwith:

               (i) transfer and deliver to the Secured Party such shares or securities so received by Debtor (together with the certificates for any such shares and securities, duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Secured Party pursuant to the terms of this Agreement, as part of the Collateral; and

               (ii) take such other action, at Debtor's expense, as may be necessary or as the Secured Party shall deem appropriate to duly perfect the Lien created hereunder in such shares, securities, moneys or property, including, without limitation, executing and delivering to the issuers of any uncertificated securities, registration of pledge documents in form sufficient to perfect the Secured Party's security interest in such uncertificated securities.

          (b)  Delivery of Instruments.  Debtor shall deliver and pledge to the
               -----------------------
     Secured Party any and all Instruments, duly endorsed and/or accompanied by such instruments of assignment and transfer executed by Debtor in such form and substance as the Secured Party may request; provided, that so long as
                                                     --------
     no Event of Default shall have occurred and be continuing, Debtor may retain for collection in the ordinary course any Instruments received by Debtor in the ordinary course of business, and the Secured Party shall, promptly upon request of Debtor, make appropriate arrangements for making any other Instrument pledged by Debtor available to Debtor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Secured Party, against trust receipt or like document).

          (c)  Other Documents and Actions.  Debtor shall give Secured Party not
               ---------------------------
     less than thirty (30) days prior written notice of any change in the location of any Collateral from the locations specified on Schedule 1
                                                                ----------
     hereto, which notice shall specify each new location of any Collateral and the Collateral to be located at such new location. Debtor shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of the Secured Party) to create, preserve, perfect or validate the pledged security interest granted pursuant hereto or to enable the Secured Party to exercise and enforce the rights of the Secured Party hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Stock Collateral to be transferred of record into the name of the Secured Party or nominee following the occurrence and during the continuance of an Event of Default, provided that notices to account debtors in respect of
                       --------
     any Accounts or Instruments shall be subject to the provisions of clause
     (f) below.

          (d)  Books and Records.  Debtor shall maintain at its own cost and
               -----------------
     expense complete and accurate records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Secured Party shall have a special property interest in all of Debtor's books and records pertaining to the Collateral and, upon the occurrence and during the continuation of any Event of Default, Debtor shall deliver and turn over any such books and records (or true and correct copies thereof) to the Secured Party at any time on demand. Debtor shall permit any representative of the Secured Party to inspect such books and records at any time during reasonable business hours and will provide photocopies thereof at Debtor's expense to the Secured Party upon request of the Secured Party.

          (e)  Motor Vehicles.  Debtor shall, promptly upon the request of the
               --------------
     Secured Party, cause the Secured Party to be listed as the Lienholder on each certificate of title or ownership covering any Motor Vehicles.

          (f)  Notice to Account Debtors; Verification.  Upon the occurrence
               ---------------------------------------
     and during the continuance of any Event of Default, (i) upon request of the Secured Party, Debtor shall promptly notify (and Debtor hereby authorizes the Secured Party so to notify) each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to the Secured Party hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Secured Party, and (ii) the Secured Party shall have the right at any time or times to make direct verification with the account debtors of any and all of the Accounts.

          (g)  Further Identification of Collateral.  Debtor will, when and as
               ------------------------------------
          often as requested by the Secured Party, furnish to the Secured Party, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

          (h)  Compliance with Loan Agreements.  With respect to the
               -------------------------------
     Collateral, shall comply with the provisions of the Loan Agreement applicable thereto, including, without limitation, maintenance of insurance, restrictions on dispositions, and providing Secured Party and its representatives the right to inspections with respect to the Collateral.

     4.2  Other Liens.  Debtor will not create, permit or suffer to exist, and
          -----------
will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of the Secured Party in and to the Collateral and in and to all Proceeds thereof against the claims and demands of all Persons whatsoever.

     4.3  Preservation of Rights.  At any time when the Debtor is obligated to
          ----------------------
do so and has failed to do so after notice to the Debtor from the Secured Party, and whether or not any Event of Default has occurred or is continuing, the Secured Party may, but shall not be required to, take any steps the Secured Party deems necessary or appropriate to preserve any Collateral or any rights against third parties to any of the Collateral, including obtaining insurance of Collateral required by the Loan Agreement or any of the other Loan Documents, at any time when Debtor has failed to do so, and Debtor shall promptly pay, or reimburse the Secured Party for, all expenses incurred in connection therewith.

     4.4  Special Provisions Relating to Stock Collateral.
          -----------------------------------------------

          (a) So long as no Event of Default shall have occurred and be continuing, Debtor shall have the right to (i) exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Agreement, the other Loan Documents or any other instrument or agreement referred to herein or therein, and Debtor agrees that it will not vote the Stock Collateral in any manner that is inconsistent with the terms of this Agreement, the other Loan Documents or any such other instrument or agreement; and (ii) receive cash dividends or other distributions in the ordinary course made in respect of the Stock Collateral.

          (b) Debtor hereby grants to the Secured Party an irrevocable proxy to vote the Stock Collateral, which proxy shall be effective immediately upon the occurrence of, and during the continuance of, an Event of Default.

          (c) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Secured Party exercises any available right to declare any Liabilities due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement or any other agreement relating to such Liabilities, all dividends and other distributions on the Stock Collateral shall be paid directly to the Secured Party and retained by it as part of the Stock Collateral, subject to the terms of this Agreement, and, if the Secured Party shall so request in writing, Debtor agrees to execute and deliver to the Secured Party appropriate additional dividend, distribution and other orders and documents to that end.

     4.5  Events of Default, Etc.  During the period during which an Event of
          ----------------------
Default shall have occurred and be continuing:

          (a) Debtor shall, at the request of the Secured Party, assemble the Collateral at such place or places as may be reasonably designated by the Secured Party;

          (b) the Secured Party may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

          (c) the Secured Party shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Secured Party were the sole and absolute owner thereof (and Debtor agrees to take all such action as may be appropriate to give effect to such right);

          (d) the Secured Party in its discretion may, in the name of the Secured Party or in the name of Debtor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

          (e) the Secured Party in its discretion may take immediate possession and occupancy of any premises owned, used or leased by Debtor and exercise all other rights and remedies of an assignee which may be available to the Secured Party;

          (f) the Secured Party may, without demand or notice of any kind, appropriate and apply toward the payment of such of the Obligations, whether matured or unmatured, including costs of collection and attorneys' and paralegals' fees, and in such order of application as the Secured Party may, from time to time, elect, any Indebtedness of the Secured Party to the Debtor, however created or arising, including, but not limited to, balances, credits, deposits, accounts or moneys of the Debtor in the possession, control or custody of, or in transit to the Secured Party, and the Debtor hereby waives the benefit of any law that would otherwise restrict or limit the Secured Party in the exercise of its right, which is hereby acknowledged, to appropriate at any time hereafter any such Indebtedness owing from the Secured Party to the Debtor; and

          (g) the Secured Party may, upon ten (10) Business Days' prior written notice to Debtor of the time and place (which notice Debtor hereby agrees is commercially reasonable notification for purposes hereof), with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Secured Party, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Secured Party deems suitable, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of Debtor, any such demand, notice and right or equity being hereby expressly waived and released. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section
4.5 shall be applied in accordance with Section 4.8 hereof.

     4.6  Deficiency.  If the proceeds of sale, collection or other
          ----------
realization of or upon the Collateral are insufficient to cover the costs and expenses of such realization and the payment in full of the Liabilities, Debtor shall remain liable for any deficiency.

     4.7  Private Sale.  Debtor recognizes that the Secured Party may be
          ------------
unable to effect a public sale of any or all of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such sale shall not be deemed to have been made in a commercially unreasonable manner by reason of its being conducted as a private sale. The Secured Party shall be under no obligation to delay a sale of any of the Collateral to permit Debtor to register such Collateral for public sale under the Act, or under applicable state securities laws, even if Debtor would agree to do so. The Secured Party shall not incur any liability as a result of the sale of any such Collateral, or any part thereof, at any private sale provided for in this Agreement conducted in a commercially reasonable manner, and Debtor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Liabilities, even if the Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree.

  Debtor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of any portion or all of any such Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Debtor's expense, provided that Debtor shall be under no obligation to take any action to enable
--------
any or all of such Collateral to be registered under the provisions of the Act. Debtor further agrees that a breach of any of the covenants contained in this
Section 4.7 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 4.7 shall be specifically enforceable against Debtor, and Debtor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants, except for a defense that no Event of Default has occurred and is continuing.

     4.8  Application of Proceeds.  The proceeds of any collection, sale or
          -----------------------
other realization of all or any part of the Collateral, and any other cash at the time held by the Secured Party under this Agreement, shall be applied:

          first, to payment of all the costs and expenses of disposition of
          -----
     and/or realization upon the Collateral and any other expenses payable or reimbursable by Debtor under this Agreement;

          second, to payment of all expenses payable or reimbursable by Debtor
          ------
     under the Loan Agreement;

          third, to payment of all accrued unpaid interest on the Obligations;
          -----

          fourth, to payment of principal of the Obligations;
          ------

          fifth, to payment of any other amounts owing constituting
          -----
     Liabilities; and

          last, any remainder shall be for the account of and paid to Debtor,
          ----
     or as may be directed by a court having jurisdiction.

The application of proceeds of Collateral hereunder to the Obligations shall be made pro-rata to the holders of such Obligations based on the aggregate outstanding principal amount of such Obligations held by such holders.

     4.9  Attorney-in-Fact.  Debtor hereby irrevocably constitutes and appoints
          ----------------
the Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in the discretion of the Secured Party, for the purpose of carrying out the terms of this Agreement, at any time when an Event of Default exists to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Secured Party the power and right, on behalf of Debtor, without notice to or assent by Debtor, to do the following:

          (a) to ask, demand, collect, receive and give acquittance and receipts for any and all moneys due and to become due under any Collateral and, in the name of Debtor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

          (b) to pay or discharge charges or Liens levied or placed on or threatened against the Collateral (other than the Permitted Liens), to effect any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor;

          (c) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Secured Party or as the Secured Party shall direct, and to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral;

          (d) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral;

          (e) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

          (f) to defend any suit, action or proceeding brought against Debtor with respect to any Collateral;

          (g) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; and

          (h) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party was the absolute owner thereof for all purposes, and to do, at the Secured Party's option and at Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party reasonably deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's Lien therein, in order to effect the intent of this

     Agreement, all as fully and effectively as Debtor might do.

Debtor hereby ratifies, to the extent permitted by law, all that such attorney lawfully does or causes to be done by virtue hereof. The power of attorney granted hereunder is a power coupled with an interest and shall be irrevocable until the Liabilities are indefeasibly paid in full.

     Debtor also authorizes the Secured Party, at any time from and after the occurrence and during the continuation of any Event of Default, (x) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of Debtor in and under the Contracts hereunder and other matters relating thereto and (y) to execute, in connection with any sale of Collateral provided for in Section 4.5 or Section 4.7 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     4.10  Perfection.  Prior to or concurrently with the execution and
           ----------
delivery of this Agreement (or, if required after the date of this Agreement, promptly upon request therefor by Secured Party), Debtor shall:

          (a) execute and file such financing statements, assignments for security, registrations of pledge agreements and other documents in such offices as may be necessary or as the Secured Party may request to perfect the security interests granted by Section 3 of this Agreement;

          (b) enter into tri-party agreements, in form and substance acceptable to Secured Party, with Secured Party and other financial institutions with which Debtor may from time to time invest any funds or otherwise open investment accounts (as permitted by the Loan Agreement), which create a lien on and security interest in such funds or accounts in favor of Secured Party;

          (c) deliver to the Secured Party the originals of all certificates evidencing any Pledged Stock, accompanied by undated stock powers or other instruments of transfer duly executed by Debtor in blank;

          (d) deliver to the Secured Party the originals of all Pledged Instruments together with, in the case of Instruments constituting promissory notes, allonges attached thereto showing such promissory notes to be payable to the order of a blank payee; and

          (e) deliver to the Secured Party, upon request at any time, the originals of all Motor Vehicle titles, duly endorsed indicating the Secured Party's interest therein as Lienholder.

     4.11  Termination.  This Agreement and the Liens and security interests
           -----------
granted hereunder shall not terminate until the full and complete performance and indefeasible satisfaction of all the Liabilities (regardless of whether the Loan Agreement shall have earlier terminated), whereupon the Secured Party shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral to or on the order of Debtor. The Secured Party shall also execute and deliver to Debtor upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Motor Vehicles (if any) and such other documentation as shall be reasonably requested by Debtor to effect the termination and release of the Liens and security interests in favor of the Secured Party affecting the Collateral.

     4.12  Further Assurances; Continuous Perfection.  (a) At any time and from
           -----------------------------------------
time to time, upon the written request of the Secured Party, and at the sole expense of Debtor, Debtor will promptly and duly execute and deliver any and all such further instruments, documents and agreements and take such further actions as the Secured Party may reasonably require in order for the Secured Party to obtain the full benefits of this Agreement and of the rights and powers herein granted in favor of the Secured Party, including, without limitation, using Debtor's best efforts to secure all consents and approvals necessary or appropriate for the assignment to the Secured Party of any Collateral held by Debtor or in which Debtor has any rights not heretofore assigned, the filing of any financing or continuation statements under the Uniform Commercial Code with respect to the Liens and security interests granted hereby, transferring Collateral to the Secured Party's possession (if a security interest in such Collateral can be perfected by possession), placing the interest of the Secured Party as Lienholder on the certificate of title of any Motor Vehicle (subject to Section 4.1(e) hereof) and using reasonable efforts to obtain waivers of Liens from landlords and mortgagees. Debtor also hereby authorizes the Secured Party to file any such financing or continuation statement without the signature of Debtor to the extent permitted by applicable law.

     (b) Upon the request of the Secured Party, Debtor shall use its best efforts to procure insurers' acknowledgments of any assignments of key man life insurance policies (if any) which may be assigned to the Secured Party as additional security for the Liabilities and will take all such further action as required by any insurer or the Secured Party in connection with any such assignment.

     4.13  Limitation on Duty of Secured Party.  The powers conferred on the
           -----------------------------------
Secured Party under this Agreement are solely to protect the Secured Party's interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither the Secured Party nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for willful misconduct. Without limiting the foregoing, the Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession if such Collateral is accorded treatment substantially equivalent to that which the Secured Party, in its individual capacity, accords its own property consisting of the type of Collateral involved, it being understood and agreed that the Secured Party shall not have any responsibility for taking any necessary steps (other than steps taken in accordance with the standard of care set forth above) to preserve rights against any person with respect to any Collateral.

     Also without limiting the generality of the foregoing, the Secured Party shall not have any obligation or liability under any Contract or license by reason of or arising out of this Agreement or the granting to the Secured Party of a security interest therein or assignment thereof or the receipt by the Secured Party of any payment relating to any Contract or license pursuant hereto, nor shall the Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of Debtor under or pursuant to any Contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or license, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     Section 5.  Miscellaneous.
                 -------------

     5.1  No Waiver.  No failure on the part of the Secured Party to exercise,
          ---------
and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

     5.2  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Illinois, without giving effect to the choice of law principles thereof.

     5.3  Notices.  All notices, demands and requests that any party is
          -------
required or elects to give to any other party shall be given in accordance with the provisions of the Loan Agreement.

     5.4  Amendments, Etc.  The terms of this Agreement may be waived, altered
          ---------------
or amended only by an instrument in writing duly executed by Debtor and the Secured Party. Any such amendment or waiver shall be binding upon the Secured Party and Debtor and their respective successors and assigns.

     5.5  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the respective successors and assigns of each of the parties hereto, provided, that Debtor shall not assign or transfer its rights
                --------
hereunder without the prior written consent of the Secured Party.

     5.6  Counterparts; Headings.  This Agreement may be executed in any number
          ----------------------
of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

     5.7  Severability.  If any provision hereof is invalid and unenforceable in
          ------------
any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

  5.8  Other Loan Documents.  This Agreement supplements the other Loan
       --------------------
Documents and nothing in this Agreement shall be deemed to limit or supersede the rights granted to the Secured Party in any other Loan Document. In the event of any conflict between this Agreement and the Loan Agreement, the provisions of the Loan Agreement shall govern.

  5.9  SUBMISSION TO JURISDICTION; WAIVER OF VENUE.  EACH OF THE PARTIES HERETO
       -------------------------------------------
CONSENTS AND AGREES TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF COOK, STATE OF ILLINOIS, AND WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN, AND
   ----- --- ----------
AGREES THAT ANY DISPUTE CONCERNING THE INTERPRETATION OR ENFORCEMENT OF ANY PROVISION OF THIS AGREEMENT OR THE RELATIONSHIP BETWEEN ANY OF SUCH PERSONS WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT SHALL BE HEARD ONLY IN THE COURTS DESCRIBED ABOVE.

  5.10 WAIVER OF RIGHT TO TRIAL BY JURY.  EACH OF THE PARTIES HERETO HEREBY
       --------------------------------
WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM IN RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. EACH OF SUCH PERSONS HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. THE PROVISIONS OF THIS SUBSECTION 5.10 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.


      [Balance of page intentionally left blank.  Signature page follows.]

  IN WITNESS WHEREOF, the parties hereto have caused this Pledge and Security Agreement to be duly executed and delivered as of the day and year first above written.

                              DEBTOR:
                              ------


                              MRS. FIELDS. ORIGINAL COOKIES, INC., a Delaware corporation



                              By:_____________________________
                              Title:___________________________


                              SECURED PARTY:
                              -------------


                              LASALLE NATIONAL BANK, a national banking association


                              By:_____________________________
                              Title:___________________________

                                   EXHIBIT I

                         Description of Pledged Stock
                         ----------------------------



  Certificate                                             Number of
      No.           Issuer      Class         Par Value    Shares
  -----------       ------      -----         ---------  ------------



                      Description of Pledged Instruments
                      ----------------------------------


                             Original                  Outstanding
                            Principal    Due           Principal
Issuer         Date Issued    Amount     Date            Balance
------         -----------  ---------    ----        -------------

                                  Schedule 1

                            Locations of Collateral
                            -----------------------

                                  Schedule 2

                                 Jurisdictions
                                 -------------